UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

Smith & Wesson Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts 01104

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SWBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

We are furnishing the disclosure in this Item 2.02 in connection with the disclosure of information in the form of the textual information from a press release issued on June 23, 2022.

The information in this Item 2.02 (including Exhibit 99.1) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Current Report on Form 8-K is available on our website at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Press release from Smith & Wesson Brands, Inc., dated June 23, 2022, entitled “Smith & Wesson Brands, Inc. Reports Fourth Quarter and Full Year Fiscal 2022 Financial Results”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON BRANDS, INC.

Date: June 23, 2022	By:	/s/ Deana L. McPherson
Deana L. McPherson
Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary